Income taxes	12 Months Ended
Dec. 31, 2012
Income taxes
17.	Income taxes

The Company and its subsidiaries file a consolidated federal income tax return as well as combined state income tax returns in certain jurisdictions. In other jurisdictions, the Company and its subsidiaries file separate company state and local income tax returns.

The (benefit) provision for income taxes from continuing operations consists of (in thousands):

	2012	2011	2010
Current:
U.S. federal	$(79,834)	$72,739	$49,404
U.S. state and local	$6,896	$6,383	$10,427
Non U.S.	$(1,826)	$819	$219

	$(74,764)	$79,941	$60,050

Deferred:
U.S. federal	$(66,667)	$(915)	$13,578
U.S. state and local	$(5,698)	$4,144	$(1,834)
Non U.S.	$836	$(760)	$(3,344)

	$(71,529)	$2,469	$8,400

Provision for income taxes	$(146,293)	$82,410	$68,450

The following table reconciles income tax (benefit) expense from continuing operations at the U.S. federal statutory rate to the Company’s Income tax (benefit) expense (in thousands):

	2012	2011	2010
U.S. federal income tax expense at statutory rate	$(144,511)	$75,189	$61,850
U.S. state and local income tax expense, net of U.S. federal income tax effect	$779	$6,843	$5,585
Nondeductible charges	$1,893	$828	$783
Dividend received deduction	$(1,403)	$—	$—
Reversal of reserves	$(957)	$—	$—
Other, net	$(2,094)	$(450)	$232

Income tax expense	$(146,293)	$82,410	$68,450

Deferred income taxes reflect the net tax effects of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when such differences are expected to reverse. Valuation allowances recorded on the balance sheet dates are necessary in cases where management believes that it is more likely than not that some portion or all of the deferred tax assets will not be realized. Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	2012	2011
Deferred tax assets:
Employee compensation and benefit plans, net	$31,207	$33,344
Fixed assets and other amortizable assets, net	38,489	—
Lease loss and other reserves	4,926	4,626
Tax credit and loss carryforwards	71,450	33,702
Less: Valuation allowance on tax credit and loss carryforwards	(31,274)	(8,867)

Total deferred tax assets	$114,798	$62,805

Deferred tax liabilities
Fixed assets and other amortizable assets, net	$—	$14,936
Valuation of investments, net	265	3,838
Tax credit and loss carryforwards	17,044	17,845

Total deferred tax liabilities	$17,309	$36,619

Net deferred tax assets	$97,489	$26,186

Due to the losses generated in 2012, the Company currently is in a three year cumulative loss position. The Company has a long standing history of sustainable profitability, and based on its forecasts it is expecting to return to profitability. A significant portion of the customer base has remained unchanged and the business has generally demonstrated a return to profitability following the technology related losses of August 1, 2012, and the Company does not expect the loss to recur. The goodwill and intangible asset impairment that the Company recorded in the third quarter of 2012 is related to businesses that have not performed well and is not reflective of any weakness in the Company’s electronic market making business, which has historically been its most profitable business. Based on the weight of the positive and negative evidences considered, management believes that it is more likely than not that it will be able to realize its deferred tax assets in the future and therefore has not established a valuation allowance against its net deferred tax assets for the period ended December 31, 2012.

A significant portion of the Company’s anticipated 2012 U.S. federal net operating loss will be eligible to be carried back against taxable income earned by the Company in 2010 and 2011, which will result in a refund of U. S. federal taxes that the Company previously paid in such years. For the year ended December 31, 2012, the Company estimates its taxable loss to be approximately $377.1 million.

The Company generated taxable income for 2010 and 2011 of approximately $338.0 million and paid U.S. federal income tax of approximately $118.0 million for these years. Based upon the estimated $377.1 million U.S. federal taxable loss for the year ended December 31, 2012, the Company would be able to carry $338.0 million of such loss back to 2010 and 2011 and the Company will be able to obtain a $113.4 million refund of U.S. federal income taxes. This $113.4 million benefit has been recorded within Income taxes receivable on the Company’s Consolidated Statements of Financial Condition as of December 31, 2012. The balance of the $152.5 million Income taxes receivable on the Company’s Consolidated Statements of Financial Condition as of December 31, 2012 also includes $39.1 million of refunds due the Company with respect to estimated taxes paid for the year ending December 31, 2012 and refunds due the Company with respect to earlier periods.

The portion of the $377.1 million taxable loss that could not be carried back, approximately $39.1 million, will generate a U.S. federal net operating loss carryforward related to the year ended December 31, 2012. At December 31, 2012 and 2011, the Company had U.S. federal net operating loss carryforwards of $70.4 million and $31.3 million, respectively, of which $31.3 million resulted from acquisitions in both years. The Company recorded a related deferred income tax asset of $24.6 million and $11.0 million as of December 31, 2012 and 2011 respectively, and an offsetting valuation allowance of $7.0 million at each balance sheet date which represents the portion of these net operating loss carryforwards related to acquisitions that are considered more likely than not to expire unutilized.

In accordance with Section 382 of the Internal Revenue Code of 1986, as amended, a change in equity ownership of greater than 50% of the Company within a three-year period results in an annual limitation on the Company’s ability to utilize its net operating losses (“NOL”) carryforwards that were created during tax periods prior to the change in ownership. As a result of the Series A convertible preferred stock equity issuance, on August 6, 2012, the Company experienced an ownership change under Section 382 and therefore the rate of utilization of a portion of the Company’s NOL carryforwards will be limited. The Company does not believe this limitation will have a significant effect on the Company’s ability to utilize its anticipated federal NOL carryforward. The Company’s U.S. federal NOL carryforwards will begin to expire in 2019.

At December 31, 2012 and 2011, the Company had, in aggregate, state and local net operating loss carryforwards of $1.47 billion and $167.8 million, respectively of which $24.3 million and $25.1 million resulted from acquisitions; $424.8 million and $0, respectively related to New Jersey; $511.1 million and $71.5 million, respectively related to New York; and $510.5 million and $71.2 million, respectively related to New York City. The Company recorded a related deferred income tax asset of $22.9 million and $2.6 million as of December 31, 2012 and 2011, respectively, and offsetting valuation allowances of $22.9 million and $1.5 million, respectively, which represents the portion of these net operating loss carryforwards that are considered more likely than not to expire unutilized. The Company recorded a valuation allowance for substantially all of its anticipated state and local tax loss carryforwards as it is more likely than not that the benefit of such items will not be realized due to limitations on utilization in the particular jurisdictions in which the Company operates. Certain of these carryforwards are subject to annual limitations on utilization and they will begin to expire in 2019.

At December 31, 2012 and 2011, the Company had non U.S. net operating loss carryforwards of $65.5 million and $63.7 million, respectively. The Company recorded a foreign deferred income tax asset of $17.0 million and $17.8 million for these loss carryforwards as of December 31, 2012 and 2011, respectively, along with an offsetting U.S. federal deferred tax liability of $17.0 million and $17.8 million, respectively for the expected future reduction in U.S. foreign tax credits associated with the use of the non U.S. loss carryforwards. These non U.S. net operating losses may be carried forward indefinitely. At December 31, 2012 and 2011, the Company had foreign tax credit carryforwards of $ 3.2 million in both years and an offsetting valuation allowance of $1.6 million and $0.9 million, respectively. The Company also had general business credit carryforwards at December 31, 2012 of $3.7 million.

The following table reconciles the beginning and ending amount of unrecognized tax benefits (in thousands):

	2012	2011	2010
Balance at beginning of period	$2,813	$1,396	$1,590
Increases based on tax positions related to prior periods	536	1,621	1,815
Decreases based on tax positions related to prior periods	(1,831)	—	—
Decreases related to settlements with taxing authorities	—	(204)	(2,009)

Balance at the end of the period	$1,518	$2,813	$1,396

At December 31, 2012, 2011, and 2010 the Company had $1.5 million, $2.8 million, and $1.4 million, respectively, of unrecognized tax benefits, all of which would affect the Company’s effective tax rate if recognized. Interest related to income tax liabilities is recorded in Interest Expense and Interest, net on the Consolidated Statements of Operations. Penalties, if any, are recorded in Other expenses. Net interest expense related to income tax liabilities was $0.2 million, $0.1 million and $0.1 million for the years ended December 31, 2012, 2011 and 2010. No material penalties were accrued.

As of December 31, 2012, the Company is subject to U.S. Federal income tax examinations for the tax years 2008 through 2011, and to non U.S. income tax examinations for the tax years 2007 through 2011. In addition, the Company is subject to state and local income tax examinations in various jurisdictions for the tax years 2003 through 2011. The final outcome of these examinations is not yet determinable. However, the Company anticipates that adjustments to the unrecognized tax benefits, if any, will not result in a material change to the results of operations or financial condition.